UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 29, 2025

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-3525	13-4922640
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1 Riverside Plaza,	Columbus,	OH	43215
(Address of Principal Executive Offices)			(Zip Code)

(Registrant's Telephone Number, Including Area Code)	(614)	716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $6.50 par value	AEP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

□

Item 5.07    Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders (the “Annual Meeting”) via live webcast on April 29, 2025. At the Annual Meeting, the shareholders approved three proposals.  The proposals are described in detail in the Proxy Statement.

Proposal 1

The Company’s shareholders elected twelve individuals to serve as directors of the Company as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
William J. Fehrman	401,425,596	1,911,067	1,967,447	60,921,824
Benjamin G.S. Fowke, III	390,814,016	12,545,051	1,945,043	60,921,824
Art A. Garcia	387,413,006	15,583,626	2,307,478	60,921,824
Hunter C. Gary	401,366,451	1,961,239	1,975,484	60,921,824
Sandra Beach Lin	376,016,034	20,366,953	8,916,411	60,921,824
Henry P. Linginfelter	401,475,444	1,844,688	1,983,978	60,921,824
Margaret M. McCarthy	398,150,714	5,236,473	1,916,863	60,921,824
Daryl Roberts	399,326,632	3,992,683	1,984,795	60,921,824
Joseph G. Sauvage	401,333,506	1,956,307	2,014,136	60,921,824
Daniel G. Stoddard	402,008,392	1,321,352	1,974,366	60,921,824
Sara Martinez Tucker	383,900,289	19,480,875	1,922,815	60,921,824
Lewis Von Thaer	399,534,822	3,672,017	2,097,271	60,921,824

Proposal 2

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year as set forth below:

Votes For	Votes Against	Abstentions
461,619,423	2,611,085	1,995,426

Proposal 3

The Company’s shareholders approved the advisory vote on executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
387,467,071	14,532,312	3,304,473	60,921,824

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ David C. House
Name:	David C. House
Title:	Assistant Secretary

May 1, 2025